                           SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            Fortis Growth Fund, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                   (specify)
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[_]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.
     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     (5) Total fee paid:

     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                                             [FORTIS LETTERHEAD]

                                                   July 13, 2000

To Fortis Growth Fund shareholders:

     As a shareholder of Fortis Growth Fund, Inc., we request that you complete the enclosed Proxy Card for the upcoming meeting of the Fund's shareholders. The meeting will take place on August 17, 2000 at 10:00 a.m. at the offices of the Fund, 500 Bielenberg Drive, Woodbury, Minnesota.

     As explained in the enclosed Proxy Statement, the purpose of the meeting is to have you approve the proposals listed below. The Fund's Board of Directors has reviewed and approved these proposals and recommends that you vote FOR each proposal. The proposals are:

     To elect a board of directors of the Fund. At the meeting, shareholders will be asked to elect the members of the Fund's Board of Directors. The proposed candidates are named in the attached Proxy Statement.

     To approve the elimination or modification of certain investment policies. The Fund has a number of investment policies that are "fundamental," which means that they may be changed only with approval of shareholders. Some of the Fund's fundamental policies were adopted in response to state securities regulations that no longer apply to mutual funds. Because these fundamental policies, in the opinion of Fund management, are unnecessarily restrictive in light of modern investment practices, Fund management proposes that the Fund's investment policies be modernized, and that some policies be eliminated. There is no present intention to significantly change the investment operations of the Fund as a result of the proposed fundamental policy revisions, except, the Fund intends to lend its portfolio securities and invest in options if the policies currently prohibiting these procedures are revised. We believe that it would be in the best interests of the Fund and its shareholders for the Fund to have the flexibility to modify certain investment activities without first having to obtain shareholder approval. You should note that any material changes in the investment strategies of the Fund will be disclosed in the Fund's prospectus and statement of additional information, or in supplements to these documents.

     To ratify the selection of KPMG LLP as the independent public accountants for the Fund. The Fund's Board of Directors has selected KPMG LLP to be the Fund's independent public accountants for the fiscal years ending August 31, 2000 and 2001. KPMG LLP has served in this capacity for the Fund since 1988.

     The Fund's Board of Directors has reviewed and approved each of the above proposals and recommends that you vote FOR each proposal. The attached Proxy Statement provides more information on these proposals. Please read it carefully and return your completed Proxy Card in the enclosed, addressed, postage-paid envelope. Also, see the enclosed insert for information on our phone and Internet voting alternatives. If you have any questions in connection with these materials please call us at 1-800-800-2000, extension 3012.

Very truly yours,

/s/ Dean C. Kopperud

Dean C. Kopperud
President

                            FORTIS GROWTH FUND, INC.
                 500 Bielenberg Drive, Woodbury, Minnesota 55125
           Mailing Address: P.O. Box 64284, St. Paul, Minnesota 55164

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 17, 2000

     Fortis Growth Fund, Inc. (the "Fund") will hold a Special Meeting of Shareholders at the offices of Fortis Advisers, Inc. ("Advisers"), 500 Bielenberg Drive, Woodbury, Minnesota, on Thursday, August 17, 2000, at 10:00 a.m. for the following purposes:

     1. To set the number of directors at eleven and to elect a Board of Directors.

     2. To approve the elimination or modification of certain investment policies.

     3. To ratify the selection by the Board of Directors of the Fund of KPMG LLP as independent public accountants for the Fund for the fiscal years ending August 31, 2000 and 2001.

     4.   To transact any other business properly brought before the meeting.

     The Fund's Board of Directors unanimously recommends approval of each item listed on this Notice of Special Meeting of Shareholders.

     Only shareholders of record as of the close of business on June 30, 2000 may vote at the meeting or any adjournment(s) of the meeting.

     You can vote easily and quickly by toll-free telephone call or by mail. Just follow the instructions that appear on your enclosed proxy card. Please help the Fund avoid the cost of a follow-up mailing by voting today.

                                       /s/ Michael J. Radmer


                                       Michael J. Radmer
                                       Secretary

Dated:   July 13, 2000

                            FORTIS GROWTH FUND, INC.
                 500 Bielenberg Drive, Woodbury, Minnesota 55125
           Mailing Address: P.O. Box 64284, St. Paul, Minnesota 55164

                                 PROXY STATEMENT

                SPECIAL MEETING OF SHAREHOLDERS -- AUGUST 17, 2000

     The Board of Directors of Fortis Growth Fund, Inc. (the "Fund") is soliciting the enclosed proxy in connection with a special meeting of shareholders to be held August 17, 2000, and any adjournment of the meeting.

     The Fund's investment adviser and manager is Fortis Advisers, Inc. ("Advisers"). Fortis Investors, Inc. ("Investors") is the Fund's principal underwriter. Both Advisers and Investors are located at 500 Bielenberg Drive, Woodbury, Minnesota 55125.

     The Fund will pay all costs of solicitation, including the cost of preparing and mailing the Notice of Special Shareholders' Meeting and this Proxy Statement. Representatives of Advisers, without cost to the Fund, may solicit proxies by means of mail, telephone, or personal calls. Advisers may also arrange for an outside firm, Shareholder Communication Services, Inc., to solicit shareholder votes by telephone on the Fund's behalf. This procedure is expected to cost the Fund approximately $_____________. [to be provided]

     In order for the shareholder meeting to go forward, there must be a quorum. This means that at least 10% of the Fund's shares must be represented at the meeting -- either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted. An abstention or a vote withheld will be counted as shares present at the meeting in determining whether a proposal has been approved, and will have the same effect as a vote "against" the proposal. Broker non-votes will not be counted as present in calculating the vote on any proposal. (Broker non-votes are shares for which (i) the underlying owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjournment of the meeting).

     You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Fund's Secretary, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again -- using your original proxy card or by toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted "for" each proposal.

     Only shareholders of record on June 30, 2000 may vote at the meeting or any adjournment of the meeting. On that date the Fund had shares ______________ [to be provided] of common stock issued and outstanding. Each shareholder is entitled to one vote for each share owned on the record date. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights.

     At this point, we know of no other business to be brought before the shareholder meeting. However, if any other matters do come up, the persons named as proxies will vote upon these matters according to their best judgment.

     The Fund's most recent annual and semiannual reports are available at no cost. To request a report, please contact the Fund at P.O. Box 64284, St. Paul, Minnesota 55164 or call 1-800-800-2000, extension 4579 and one will be sent by first class mail within three business days of your request.

         Please be sure to read the entire proxy statement before casting your vote. This proxy statement and the proxy cards were first mailed to shareholders on or about July 13, 2000.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     At the meeting, you will be asked to elect the nominees listed below to the Fund's Board of Directors, and to thereby set the number of Directors at eleven. The Bylaws of the Fund provide that the shareholders have the power to set the number of Directors (subject to the authority of the Board of Directors to increase or decrease the number as permitted by law).

     Each person elected will serve until the next meeting of the shareholders or until his or her successor is elected. Information regarding each nominee's principal occupation and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. Except where noted, each nominee also serves as a Director of each of the other open-end investment companies managed by Advisers and as a Director of Fortis Securities, Inc., a closed-end investment company managed by Advisers.


                                                               Principal Occupation/Business
     Name, Term of Office             Age                     Experience During Past 5 years
     --------------------             ---                     ------------------------------
     Richard W. Cutting                68    Certified public accountant and financial consultant.
     Director since 1993

     Allen R. Freedman*                59    Chairman of Fortis, Inc.; a Managing Director of Fortis
     Director since 1987                     International, N. V.

     Dr. Robert M. Gavin               59    President, Cranbrook Education Community; prior to July 1996,
     Director since 1986                     President, Macalester College, St. Paul, MN.

     Jean L. King                      55    President, Communi-King, a communications consulting firm, St.
     Director since 1984                     Paul, MN.

     Dean C. Kopperud *                47    Chief Executive Officer and a Director of Advisers, President
     Director since 1995                     and a Director of Investors, President of Fortis Financial
                                             Group, a Director of Fortis  Benefits Insurance Company and a
                                             Senior Vice President of Time Insurance Company.

     Phillip O. Peterson               55    Mutual fund industry consultant; Partner of KPMG LLP, through
     Director since 2000                     June 1999.

     Robb L. Prince                    58    Financial and Employee Benefit Consultant; prior to July 1995,
     Director since 1982                     Vice President and Treasurer, Jostens, Inc., a producer of products and services for the youth, education, sports award, and recognition markets, Minneapolis, MN.

     Leonard J. Santow                 63    Principal, Griggs & Santow, Incorporated, economic and financial
     Director since 1972                     consultants, New York, NY.

     Noel F. Schenker                  45    Marketing consultant; prior to 1996, Senior Vice President,
     Director since 1996                     Marketing and Strategic Planning, Rollerblade, Inc.

     Dr. Lemma W. Senbet**             53    The William E. Mayer Professor of Finance and Chair, Finance
     New nominee                             Department, University of Maryland, College Park, MD.

     Joseph M. Wikler                  58    Investment consultant and private investor.
     Director since 1994

-------------------
* Denotes directors who are considered to be "interested persons" (as defined under the 1940 Act) of the Fund. Mr. Kopperud is an interested person because he holds certain positions including serving as Chief Executive Officer and a director of Advisers. Mr. Freedman is an interested person because he holds certain positions including serving as Chairman of Fortis, Inc., the parent company of Advisers, and a Managing Director of Fortis International, N.V.

** Dr. Lemma W. Senbet is a director of Fortis Series Fund, Inc. and Fortis Securities, Inc. and is an "advisory" director of other open-end investment companies managed by Advisers.

     The Fund has an Audit Committee of the Board of Directors whose members are selected annually by the full Board of Directors. The Audit Committee currently consists of Ms. King, Mr. Wikler and Mr. Cutting, who serves as its chairperson. The Audit Committee met two times during the fiscal year ended August 31, 1999. The Fund does not have a standing compensation committee or a standing nominating committee of the Board of Directors.

     The functions performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Fund on matters concerning the Fund's financial statements and reports, including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Fund from the firm of nonaudit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Fund's officers and directors.

     During the Fund's fiscal year ended August 31, 1999, there were four meetings of the Board of Directors. No director attended fewer than 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of the Board on which such director served.

     No compensation is paid by the Fund to any Director or officer who is an officer or employee of Advisers or Investors or any affiliated company. The Fund pays each Director who is not affiliated with Advisers or Investors a monthly fee of $350 and a fee of $100 for each Directors" meeting and each committee meeting attended. Each Director also receives a monthly fee, a meeting fee and a committee meeting fee from each fund in the Fund Complex for which they are a Director. The following table sets forth the compensation received by each director from the Fund during the fiscal year ended August 31, 1999, as well as the total compensation received by each director from the Fund Complex during the calendar year ended December 31, 1999. Messrs. Freedman, Kopperud, Peterson and Senbet did not receive any such compensation and they are not included in the table.

                                  Aggregate Compensation      Total Compensation
            Director                    from the Fund        from Fund Complex *
         --------------------     ----------------------     -------------------
         Richard W. Cutting               $4,600                   $31,250
         Dr. Robert M. Gavin              $4,600                   $31,250
         Jean L. King                     $4,400                   $29,250
         Robb L. Prince                   $4,600                   $31,250
         Leonard J. Santow                $4,478                   $33,850
         Noel F. Schenker                 $4,600                   $26,150
         Joseph M. Wikler                 $4,600                   $34,750

       * The Fund Complex consists of one closed-end and eight open-end investment companies managed by Advisers.

Vote Required

     The Board of Directors recommends that shareholders set the number of directors at eleven and vote in favor of the above nominees to serve as Directors of the Fund. The vote of a majority of the shares of the Fund represented at the meeting, provided at least a quorum is represented in person or by proxy, is sufficient for the election of the above nominees. Unless otherwise instructed, the proxies will vote for the above eleven nominees. All of the nominees listed above have consented to serve as Directors if elected. In the event any of the above nominees are not candidates for election at the meeting, the proxies may vote for such other persons as management may designate. Nothing currently indicates that such a situation will arise.

                                  PROPOSAL TWO
                         THE ELIMINATION OR MODIFICATION
                       OF FUNDAMENTAL INVESTMENT POLICIES

     The Fund has a number of investment policies that are "fundamental," which means that they may be changed only with the approval of shareholders. Since the Fund began operations in 1958, there have been substantial changes in the securities markets and in the Federal and state securities laws applicable to investment companies. The Fund currently has certain fundamental investment policies that are not required under current law and others that are more restrictive than required. Because these policies preclude the Fund from taking full advantage of the investment opportunities available to it, the Board of Directors is proposing that they be revised or eliminated.

     The 1940 Act requires all mutual funds to have fundamental policies regarding certain activities, such as borrowing money or issuing senior securities. The Board of Directors has proposed that these required policies be revised to provide the Board with the maximum flexibility permitted under the 1940 Act. The Board of Directors has also recommended that shareholders approve the elimination of all fundamental policies that are not required by the 1940 Act.

     There is no present intention to significantly change the investment operations of the Fund as a result of the proposed fundamental policy revisions. The Board believes, however, that it would be in the best interests of the Fund and its shareholders for the Fund to have the flexibility to modify certain investment activities without first having to obtain shareholder approval. As explained below, the proposed revisions to and eliminations of fundamental policies will provide the Fund with this flexibility. You should note that any changes in the investment strategies of the Fund would be disclosed in the Fund"s prospectus and statement of additional information, or in supplements to those documents.

A.   Modify the Policy Regarding Borrowing

     It is proposed that the Fund replace its current policy regarding borrowing, listed below on the left, with the proposed policy listed on the right.


Current Policy                                   Proposed Policy
--------------                                   ---------------

The Fund will not borrow money         The Fund will not borrow money or issue
or issue debtsecurities.               senior securities, except as permitted
                                       under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     The Board believes that the Fund's current policy regarding borrowing is unnecessarily restrictive and could be disadvantageous to shareholders. The addition of borrowing power will provide the Fund with greater flexibility to respond to sudden needs for cash that may arise and that cannot be anticipated. Ordinarily, the Fund would expect to be able to meet needs for cash to facilitate redemptions by using current cash flow arising from new investments, investment income, and liquidations of securities in the ordinary course of business. However, there may be instances when these sources of cash flow are not sufficient to meet current cash needs, in which case the ability to borrow money may be advantageous to the Fund.

     The proposed policy would permit the Fund to engage in borrowing in a manner and to the full extent permitted by applicable law. The 1940 Act requires borrowings, including any borrowing through reverse repurchase agreements, to have 300% asset coverage, which means, in effect, that the Fund would be permitted to borrow up to an amount equal to one-third of the value of its total assets under the proposed borrowing policy. This asset coverage requirement applies at all times, and not just at the time of borrowing.

     All borrowing involves risks. Interest paid by the Fund on borrowed funds would decrease the net earnings of the Fund. In addition, if the Fund were to incur debt to purchase additional securities, a practice known as "leveraging," the Fund would incur a loss unless the income or gain on such investment exceeded the interest payable with respect to the borrowing. Borrowing for leverage would increase the Fund's volatility and the risk of loss in a declining market. However, the Board has no current intention of authorizing the Fund to borrow for leverage purposes. As a nonfundamental investment restriction, the Fund will not acquire any new securities while borrowings exceed 5% of total assets.

     The proposed policy also prohibits the Fund from issuing senior securities, except as permitted by applicable law. The current policy prohibits only the issuance of debt securities, which constitute a type of senior security. In addition to debt securities, however, senior securities include any obligation of a fund that takes priority over the claims of the fund's shareholders. The 1940 Act prohibits open-end funds from issuing most types of senior securities, but permits them, if specified conditions are met, to enter into certain transactions that might be considered to involve the issuance of senior securities. For example, a fund may enter into a transaction that obligates it to pay money at a future date, such as purchasing securities on a when-issued basis or entering into a reverse repurchase agreement, if cash or liquid securities are set aside to cover the obligation. These types of transactions are permitted under the Fund's current policy and would continue to be permitted under the proposed policy.

B.   Modify the Policy Regarding Concentration in a Particular Industry

     It is proposed that the Fund replace its current policy regarding concentration in a particular industry, listed below on the left, with the proposed policy listed on the right.


Current Policy                                     Proposed Policy
--------------                                     ---------------

The Fund will not concentrate its      The Fund will not concentrate its
investments, that is, invest more      investments in a particular industry, as
than 25% of the value of its assets    that term is used in the Investment
in any particular industry.            Company Act of 1940, as amended, and as
                                       interpreted or modified from time to
                                       time by any regulatory authority having
                                       jurisdiction. For purposes of this
                                       limitation, the U.S. Government, and
                                       state or municipal governments and
                                       their political subdivisions are not
                                       considered members of any industry.

     The 1940 Act requires that the Fund state its position regarding concentration in an industry. While the 1940 Act does not define what constitutes "concentration," the staff of the Securities and Exchange Commission (the "Commission") takes the position that investment of 25% or more of a fund's assets in an industry constitutes concentration. If a fund concentrates in an industry, it must at all times have 25% or more of its assets invested in that industry, and if its policy is not to concentrate, as is the case with the Fund, it must invest less than 25% of its assets in the applicable industry, unless, in either case, the fund discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa.

     The Fund's current policy provides that the Fund will not "concentrate its investments, that is, invest more than 25% of the value of its assets in any particular industry." The proposed policy does not materially change the Fund's current policy. However, rather than defining concentration, as the current policy does, the proposed policy states that the Fund will not concentrate in any industry, as the term "concentration" is interpreted from time to time. This will provide the Fund with more flexibility should the staff of the Commission reinterpret the term "concentration." The proposed policy also clarifies that U.S., state and local governments are not considered members of any industry.


C.   Modify the Policy Regarding the Underwriting of Securities

     It is proposed that the Fund replace its current policy regarding the underwriting of securities, listed below on the left, with the proposed policy listed on the right.

Current Policy                                      Proposed Policy
--------------                                      ---------------

The Fund will not act as an            The Fund will not act as an underwriter
underwriter of securities of other     of securities of other issuers, except to
issuers, except that the Fund may      the extent that, in connection with the
invest up to 5% of the value of its    disposition of portfolio securities, it
assets (at the time of investment)     may be deemed an underwriter under
in portfolio securities which the      applicable laws.
Fund might not be free to sell to
the public without registration of
such securities under the
Securities Act of 1933.

     An underwriter of securities is defined under the Securities Act of 1933 as a person who purchases securities from an issuer with a view to, or offers or sells for an issuer in connection with, distributing the securities. Sales of securities by persons deemed to be underwriters require registration under the Securities Act. In addition, underwriters may be subject to certain liabilities under the Securities Act in connection with sales of securities.

     The Fund's current policy was designed to clarify that the Fund will not be deemed to be an underwriter of securities merely because it purchases unregistered securities in a private placement ("restricted securities") and then later resells these securities. Historically, the issue of whether a purchaser should be considered an underwriter frequently arose in instances where persons bought restricted securities and later wished to resell them. Therefore, when the Fund was initially registered, the investment restriction was drafted to clarify that the Fund would not be deemed an underwriter merely because it bought and later resold restricted securities. The Board does not believe that this proviso is necessary, however, since Rule 144 under the Securities Act of 1933 provides a safe harbor pursuant to which restricted securities can be resold without raising the statutory underwriter issue. In addition, the purchase and later resale of restricted securities will be encompassed by the more general language in the proposed policy stating that the Fund will not underwrite securities except to the extent that it may be considered an underwriter when selling portfolio securities.

     The current policy also was designed to limit the Fund's investments in illiquid securities, since restricted securities historically were considered illiquid. However, a fairly liquid and efficient institutional resale market for restricted securities has developed in recent years, and restricted securities are no longer necessarily illiquid. Therefore, the Board has determined that there should be no limitation imposed upon the total value of restricted securities purchased by the Fund. As discussed below in Section I, the Board believes that the Fund and its shareholders are adequately protected by the Commission's current policy that restricts the Fund's investments in illiquid securities to 15% of its net assets.

D.   Modify the Policy Regarding Investments in Real Estate

     It is proposed that the Fund replace its current policy regarding investment in real estate, listed below on the left, with the proposed policy listed on the right.


Current Policy                                    Proposed Policy
--------------                                    ---------------

The Fund will not purchase or sell     The Fund will not purchase or sell real
real estate or other interests in      estate unless acquired as a result of
real estate, or interests in real      ownership of securities or other
estate investment trusts.              instruments, but this shall not prevent
                                       the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

     Both the current and proposed policy prohibit direct investments in real estate. The proposed policy clarifies, however, that investments in securities backed by real estate or issued by companies that deal in real estate are permissible. In addition, investments in real estate investment trusts, which are expressly prohibited under the current policy, would be permissible under the proposed policy. The Fund has no current intention, however, of investing in real estate investment trusts. To the extent that the Fund buys securities and instruments of companies in the real estate business, the Fund's performance will be affected by the condition of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.

E.   Modify the Policy Regarding the Purchase of Commodities

     It is proposed that the Fund replace its current policy regarding the purchase of commodities, listed below on the left, with the proposed policy listed on the right.


Current Policy                                      Proposed Policy
--------------                                      ---------------

The Fund will not buy or sell          The Fund will not purchase physical
commodities or commodity contracts.    commodities or contracts relating to
                                       physical commodities.

     The 1940 Act requires a mutual fund to state as a fundamental investment policy the extent to which it may engage in the purchase and sale of commodities. At the time the 1940 Act was enacted, the term "commodities" was understood to refer principally to physical commodities such as agricultural products, precious and base metals, oil and gas, and the like. In recent years, however, a variety of new financial contracts and instruments, such as interest rate, currency and stock index futures contracts, have been created which may be considered to be "commodities" for regulatory purposes. Because the Fund's current policy could be interpreted by regulatory authorities as prohibiting the Fund from investing in these instruments, the Fund has considered itself precluded from making such investments. The purpose of the proposed change is to clarify that while the Fund is not permitted to invest in physical commodities or contracts relating to physical commodities, it may invest in financial contracts and instruments that might be categorized as commodities. With shareholder approval of the proposed change, the Fund intends to invest in futures contracts, options on futures contracts or similar instruments. The Fund's investment in these instruments will be limited to the extent that the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund will not exceed 5% of the value of the total assets of the Fund; or that the Fund's assets covering, subject to, or committed to all options, futures and forward contracts will not exceed 20% of the value of the total assets of the Fund. These limitations could be modified in the future by the Fund's Board of Directors without shareholder approval.

     Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their long and short positions before the contract expires; the buyer sells futures and the seller buys futures.

     Futures may be used for hedging (i.e., to protect against adverse future price movements in portfolio securities, or in securities a fund intends to purchase). For example, a portfolio manager who thinks that the stock market might decline could sell stock index futures to safeguard a fund"s portfolio. If the market declines as anticipated, the value of stocks in the portfolio would decrease, but the value of the futures contracts would increase. Futures contracts may also be used to speculate on the market. For example, a portfolio manager might buy stock index futures on the expectation that the value of the particular index will rise, even though the stocks comprising the index are unrelated to stocks held in the portfolio or that the portfolio manager intends to purchase. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract.

     The use of futures contracts, options on futures contracts and similar instruments would expose the Fund to additional investment risks and transaction costs. Risks include: the risk that interest rates, securities prices or currency markets will not move in the direction that the investment adviser anticipates; an imperfect correlation between the price of the instrument and movements in the prices of any securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument; and the risk that the counterparty to an instrument will fail to perform its obligations.

F.   Modify the Policy Regarding Lending

     It is proposed that the Fund replace its current policy regarding lending, listed below on the left, with the proposed policy listed on the right.


Current Policy                                       Proposed Policy
--------------                                       ---------------

The Fund will not make loans to        The Fund may not make loans except as
other persons, except that it may      permitted under the Investment Company
purchase bonds, debentures, or         Act of 1940, as amended, and as
other debt securities that are not     interpreted or modified from time to
publicly distributed in an amount      time by any regulatory authority having
not to exceed 5% of the value of       jurisdiction.
its total assets. The purchase of
a portion of an issue of publicly
distributed bonds, debentures, or
other debt securities does not
constitute the making of a loan.

     The proposed policy permits the Fund to lend in a manner and to the extent permitted by applicable law. The proposed policy does not contain any restriction on the Fund's investments in bonds, debentures or other debt securities that are not publicly distributed. The current policy limiting such investments was designed to limit the Fund's investments in illiquid securities. The Board believes, however, that Fund shareholders are adequately protected in that regard by the Commission's current restriction on investments in illiquid securities discussed below in Section I.

     The proposed policy would permit the Fund, subject to Board oversight, to lend its securities. Currently, the maximum amount that the Fund could lend under the 1940 Act would be portfolio securities equal to one-third of the value of the Fund's total assets. Lending of portfolio securities would involve risks, including risks of delay in recovery of the loaned securities or even loss of rights in collateral received in the loan transaction should the borrower of the securities fail financially. The proposed policy would also permit the Fund, subject to the receipt of any necessary regulatory approval and Board authorization, to enter into other lending arrangements, including lending agreements under which the Fund could for temporary purposes lend money directly to and borrow money directly from other funds advised by Advisers through a credit facility.

     Although the Fund does not intend to use lending as a principal investment strategy, the Board believes that it would be in shareholders' best interests for the Fund to have the maximum flexibility regarding the use of lending. The practice of lending securities could generate income for the Fund that would be utilized to offset expenses. In addition, inter-fund lending arrangements could possibly reduce the Fund's borrowing costs and enhance its ability to earn higher rates of interest on available cash.

G.   Eliminate the Policy Prohibiting the Pledging of Assets

     It is proposed that the following fundamental policy of the Fund be eliminated:

     The Fund will not mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund.

     Funds are not required to adopt fundamental policies regarding the pledging of assets. However, the Fund adopted this fundamental investment policy as a counterpart to its fundamental policy prohibiting borrowing. As discussed above in the proposal regarding borrowing, the Board believes that it is in the Fund's best interests to have the ability to borrow. Similarly, the Board believes that it is in the Fund's best interest to be able to pledge assets to the extent necessary to secure such borrowing. The Board further believes that limitations on the Fund's ability to pledge its assets are unnecessary since, even if the Fund is not restricted in its ability to pledge assets, it is limited in its ability to borrow by the 1940 Act. Therefore, the Board is recommending that the above policy be eliminated.

     Pledging assets does entail certain risks. To the extent that the Fund pledges its assets, the Fund may have less flexibility in liquidating its assets. If a large portion of the Fund's assets are involved, its ability to meet redemption requests or other obligations could be delayed. The Board intends to adopt a nonfundamental policy providing that the Fund may mortgage, pledge or hypothecate its assets only to secure permitted borrowings. Collateral arrangements with respect to futures contracts and certain options transactions will not be considered pledges by the Fund and will not be restricted. This policy could be amended or eliminated in the future without shareholder approval.

H.   Eliminate the Policy Prohibiting Margin Purchases and Short Sales of
     Securities

     It is proposed that the following fundamental policy of the Fund be eliminated:

     The Fund may not purchase or sell securities on margin or sell short.

     The Fund adopted this policy in order to comply with state securities laws that no longer apply. The Board believes that the portion of the policy prohibiting the purchase of securities on margin is not necessary since the Fund's ability to engage in margin transactions is limited by the 1940 Act. Margin transactions involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The Fund's potential use of margin transactions beyond transactions in futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, will generally be limited by the current position taken by the staff of the Commission that margin transactions with respect to securities are prohibited under the 1940 Act because they create senior securities. The Fund's ability to engage in margin transactions is also limited by the restrictions on borrowing imposed by the 1940 Act.

     The Board believes that the portion of the policy prohibiting short sales of securities is not necessary because the Fund will be limited in its ability to sell securities short by the restrictions on the issuance of senior securities imposed by the 1940 Act. A short sale is made by selling a security the Fund does not own. A short sale is "against the box" if the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Commission staff has taken the position that a short sale, other than a short sale against the box, involves the creation of a senior security, and violates the 1940 Act prohibition on the issuance of senior securities unless a fund sets aside cash or liquid securities in an amount equal to the current value of the securities sold short.

     Should shareholders vote to eliminate the current fundamental policy, the Board intends to adopt nonfundamental policies providing that (a) the Fund may not make short sales of securities, other than short sales "against the box," and (b) the Fund may not purchase securities on margin, but it may obtain such short-term credits as it needs for the clearance of securities transactions and it may make margin deposits in connection with futures contracts and options on futures contracts. These policies could be amended or eliminated in the future without shareholder approval.

I.   Eliminate the Policy Limiting Investments in Restricted Securities

     It is proposed that the following fundamental policy of the Fund be eliminated:

     The Fund will not invest more than 5% of its net assets in each of (i) restricted securities and (ii) bonds, debentures or other debt securities that are not publicly distributed.

     The Fund's policy regarding investments in restricted securities and debt securities which are not publicly distributed was designed to assure that the Fund's portfolio would consist primarily of securities that are readily marketable, and that the Fund would therefore be able to make timely payment for redeemed shares. However, the policy is more restrictive than the Commission's current policy, which permits mutual funds to invest up to 15% of their net assets in illiquid securities (10% for money market funds). The Commission determined that these standards should satisfactorily assure that mutual funds will be able to make timely payment for redeemed shares. In addition, some restricted securities are no longer necessarily illiquid, and may in fact be readily marketable. Rule 144A under the Securities Act of 1933 provides a safe harbor exemption from the registration requirements of the

Securities Act for resales of restricted securities to "qualified institutional buyers," as defined in the Rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Therefore, the Board of Directors has determined that there should be no limitation imposed upon the total value of restricted securities purchased by the Fund. Rather, the Fund should be limited only with respect to the percentage of its net assets invested in securities deemed to be illiquid, regardless of whether such securities are restricted.

     The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may be restricted in its ability to sell such securities at a time when Advisers deems it advisable to do so. In addition, in order to meet redemption requests, the Fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous. If the proposal is approved by shareholders, the Fund will be able to invest to an unlimited extent in Rule 144A securities that are determined to be liquid under guidelines adopted by the Fund's Board of Directors. However, investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

     The Fund currently has in place a non-fundamental policy providing that it may invest up to 15% of its net assets in illiquid securities. This policy could be amended or eliminated in the future without shareholder approval. However, the Board of Directors would not be able to increase the percentage of the Fund's assets that could be invested in illiquid securities absent a change in the Commission"s position regarding these investments.

J.   Eliminate the Policy Prohibiting Options Transactions

     It is proposed that the following fundamental policy of the Fund be eliminated:

     The Fund will not write, purchase or sell puts, calls or combinations thereof.

     Assuming shareholder approval of this proposal, the Fund has a current intention of writing, purchasing and selling put and call options, subject to the limitations discussed above in Section E. These limitations could be modified in the future by the Fund's Board of Directors without shareholder approval.

     A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. Thus, if a fund writes a call option on a security, it becomes obligated during the term of the option to deliver the security underlying the option upon payment of the exercise price. If a fund writes a put option, it becomes obligated during the term of the option to purchase the security underlying the option at the exercise price if the option is exercised.

     Funds may use put and call options for a variety of purposes. For example, if a portfolio manager wishes to hedge a security a fund owns against a decline in price, the manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased. Finally, a portfolio manager may write options on securities owned in order to realize additional income. Funds receive premiums from writing call or put options, which they retain whether or not the options are exercised. By writing a call option, a fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option a fund might become obligated to purchase the underlying security for more than its current market price upon exercise. If a fund purchases a put or call option, any loss to the fund is limited to the premium paid for, and transaction costs paid in connection with, the option.

     When a fund enters into options transactions, its risk is limited to a certain extent by the provisions of the 1940 Act that prohibit mutual funds from issuing senior securities. Certain options transactions could be deemed to result in a prohibited issuance of senior securities, since they may obligate a fund to pay money to a third party at some time in the future. However, the Commission staff has taken the position that a fund may engage in these options transactions if it takes certain steps designed to limit risk to the fund. These steps typically involve either "covering" the transaction with an offsetting transaction or segregating cash or liquid securities in an amount sufficient to cover the fund's exposure under the option transaction. Although these steps will not protect a fund from loss on these transactions, they assure that the fund will have the securities or liquid assets required to meet its obligations thereunder, and they prevent the fund from effectively "leveraging" its portfolio.

     Given these staff positions, the Board of Directors believes that it is appropriate to eliminate the fundamental investment restriction discussed above. The elimination of this restriction would provide the Board with the flexibility to determine, without shareholder vote, whether and to what extent it would be appropriate in the future for the Fund to enter into options transactions.

Vote Required

     The Board of Directors recommends that Fund shareholders vote to approve each of the proposed changes to the Fund's investment policies. Each change must be approved by a majority of the outstanding shares of the Fund, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote for the approval of the proposed investment policy changes.


                                 PROPOSAL THREE
                                 RATIFICATION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or of its investment adviser. The 1940 Act provides that the selection be submitted for ratification or rejection by the shareholders.

     The Fund's Board of Directors, including a majority of the Directors who are not interested persons of Advisers or the Fund, upon the recommendation of the Fund's Audit Committee, have selected KPMG LLP to be the Fund's independent public accountants for the fiscal years ending August 31, 2000 and 2001. KPMG LLP has no direct or material indirect financial interest in the Fund or in Advisers, other than receipt of fees for services to the Fund. KPMG LLP has served as the independent public accountants of the Fund since 1988. KPMG LLP also serves as independent public accountants for each of the other investment companies managed by Advisers.

     Representatives of KPMG LLP are expected to be present at the meeting. Such representatives will be given the opportunity to make a statement to the shareholders if they desire to do so and are expected to be available to respond to any questions that may be raised at the meeting.

Vote Required

     The Board of Directors recommends that shareholders vote in favor of the ratification of KPMG LLP as the independent public accountants for the Fund. The affirmative vote of a majority of the shares of the Fund represented at the meeting, provided at least a quorum is represented in person or by proxy, is sufficient for the ratification of the selection of the independent public accountants. Unless otherwise instructed, the proxies will vote for the ratification of the selection of KPMG LLP as the Fund's independent public accountants.


                         EXECUTIVE OFFICERS OF THE FUND

     Information about each executive officer's position and term of office with the Fund and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No executive officer receives any compensation from the Fund.

Name and (Age)                 Position/Term of Office       Business Experience During Past Five Years
--------------                 -----------------------       ------------------------------------------
Dean C. Kopperud (47)          President since 1995          See biographical information in Proposal One.

Gary N. Yalen (57)             Vice President since 1995     President and Chief Investment Officer of Advisers
                                                             (since 1995) and Senior Vice President, Investments,
                                                             of Fortis, Inc.; prior to 1996, President and Chief
                                                             Investment Officer, Fortis Asset Management, a
                                                             former division of Fortis, Inc.

Howard G. Hudson (62)          Vice President since 1995     Executive Vice President and Head of Fixed Income
                                                             Investments of Advisers since 1995; prior to
                                                             1996, Senior Vice President, Fixed Income, Fortis
                                                             Asset Management.

Lucinda S. Mezey (52)          Vice President since 1997     Executive Vice President and Head of Equity
                                                             Investments of Advisers since October 1997; from
                                                             1995 to October 1997, Chief Investment Officer, Alex
                                                             Brown Capital Advisory and Trust Co., Baltimore, MD;
                                                             prior to 1995, Senior Vice President and Head of
                                                             Equity Investments, PNC Bank, Philadelphia, PA.

James S. Byrd (48)             Vice President since 1991     Executive Vice President of Advisers since 1995;
                                                             prior to 1995, Vice President of Advisers and of
                                                             Investors.

Nicholas L.M. de Peyster (33)  Vice President since 1995     Vice President of Advisers since 1995; prior
                                                             to 1995, Vice President, Equities, Fortis Asset
                                                             Management.

Diane M. Gotham (41)           Vice President since 1998     Vice President of Advisers since 1998; from 1994 to
                                                             1998, securities analyst for Advisers.

Laura E. Granger (38)          Vice President since 1998     Vice President of Advisers since 1998; from 1993 to
                                                             1998, portfolio manager, General Motors Investment
                                                             Management, New York, NY.

Maroun M. Hayek (51)           Vice President since 1995     Vice President of Advisers since 1995; prior to
                                                             1996, Vice President, Fixed Income, Fortis Asset
                                                             Management.

Robert C. Lindberg (44)        Vice President since 1993     Vice President of Advisers since 1993.

Charles L. Mehlhouse (57)      Vice President since 1996     Vice President of Advisers since 1996; prior to 1996,
                                                             Portfolio Manager, Marshall & Ilsley Bank
                                                             Corporation, Milwaukee, WI.

 Kevin J. Michels (48)         Vice President since 1995     Vice President of Advisers since 1995; prior to
                                                             1996, Vice President, Administration, Fortis Asset
                                                             Management.

Christopher J. Pagano (36)     Vice President since 1996     Senior Vice President of Advisers since January
                                                             2000; from March 1996 to 2000, Vice President of
                                                             Advisers; from 1995 to March 1996, government
                                                             strategist, Merrill Lynch, New York, NY.

Kendall C. Peterson (43)       Vice President since 1999     Vice President of Advisers since August 1999; from
                                                             1985 to July 1999, Vice President and portfolio


                                                             manager at Prudential Insurance Company of America,
                                                             Newark, NJ.

Stephen M. Rickert (56)        Vice President since 1995     Vice President of Advisers since 1995; from 1994 to
                                                             1996, Corporate Bond Analyst, Fortis Asset
                                                             Management.

Michael J. Romanowski (48)     Vice President since 1998     Vice President of Advisers since 1988; from 1995 to
                                                             1998, portfolio manager, Value Line, New York, NY;
                                                             prior to 1995, securities analyst, Conning & Co.,
                                                             Hartford, CT.

Christopher J. Woods (39)      Vice President since 1995     Vice President of Advisers since 1995; prior to 1996
                                                             Vice President, Fixed Income, Fortis Asset
                                                             Management.

Robert W. Beltz, Jr. (50)      Vice President since 1993     Vice President, Securities Operations, of Advisers
                                                             and of Investors.

Peggy E. Ettestad (42)         Vice President since 1997     Senior Vice President, Operations, of Advisers since
                                                             March 1997; prior to March 1997, Vice President,
                                                             G.E. Capital Fleet Services, Minneapolis, MN.

Tamara L. Fagely (41)          Treasurer since 1993 and      Vice President of Advisers and Investors since 1998;
                               Vice President since 1996     prior thereto, Second Vice President of Advisers and
                                                             of Investors from 1995 to 1998.

Dickson W. Lewis (50)          Vice President since 1997     Senior Vice President, Marketing and Sales, of
                                                             Advisers since July 1997; from 1993 to July 1997,
                                                             President and Chief Executive Officer, Hedstrom/
                                                             Blessing, Inc., Minneapolis, MN.

David A. Peterson (57)         Vice President since 1991     Vice President and Assistant General Counsel, Fortis
                                                             Benefits Insurance Company.

Scott R. Plummer (40)          Vice President since 1996     Vice President and Associate General Counsel of and
                                                             Assistant Secretary of Advisers.

Rhonda J. Schwartz (41)        Vice President since 1996     Senior Vice President and General Counsel of
                                                             Advisers, Senior Vice President and General Counsel,
                                                             Life and Investment Products, of Fortis Benefits
                                                             Insurance Company and Vice President and General
                                                             Counsel, Life and Investment Products, of Time
                                                             Insurance Company since 1996; from 1993 to 1996,
                                                             Vice President and General Counsel, Fortis, Inc.

Melinda S. Urion (46)          Vice President since 1997     Senior Vice President and Chief Financial Officer of
                                                             Advisers since December 1997; from 1995 to 1997,
                                                             Senior Vice President of Finance and Chief Financial
                                                             Officer, American Express Financial Corporation;
                                                             prior to March 1995, Corporate Controller, American
                                                             Express Financial Corporation.

Michael J. Radmer (55)         Secretary since 1978          Partner, Dorsey & Whitney LLP, the Fund's General
                                                             Counsel.

                      ADDITIONAL INFORMATION ABOUT THE FUND

     As of June 30, 2000, all Fund Directors and officers as a group owned less than 1% of the outstanding shares of the Fund and no person, to the knowledge of Fund management, was the beneficial owner of more than 5% of any class of voting shares of the Fund, except as follows:


Name and Address of               Number of Fund                  Percent of
Beneficial Owner                   Shares Owned                Fund Shares Owned
----------------                   ------------                -----------------
[to be provided]






                              SHAREHOLDER PROPOSALS

     The Fund is not required to hold annual shareholder meetings. Since the Fund does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a shareholder meeting must be received by the Fund no later than four months prior to the date proxy statements are mailed to shareholders.



Dated: July 13, 2000

                                       /s/ Michael J. Radmer

                                       Michael J. Radmer, Secretary

                            FORTIS GROWTH FUND, INC.
                                  PROXY SERVICE
                              POST OFFICE BOX 9148
                           FARMINGDALE, NY 11735-9855

Receipt of Notice of Special Shareholders' Meeting and Proxy Statement is acknowledged by your execution of this proxy. Mark, sign, date, and return this proxy in the addressed envelope--no postage required. Please mail promptly to save the Fund further solicitation expenses.

To vote by Telephone

1)   Read the Proxy Statement and have the Proxy Card below at hand.
2)   Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

To vote by Internet

1)   Read the Proxy Statement and have the Proxy Card below at hand.
2)   Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS  [_][_]


                            FORTIS GROWTH FUND, INC.

                     PROXY FOR SPECIAL SHAREHOLDERS' MEETING
                           TO BE HELD AUGUST 17, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints Scott R. Plummer and Tamara L. Fagely, or each of them with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of Fortis Growth Fund, Inc. (the "Fund") held by the undersigned on June 30, 2000, at a Special Shareholders' Meeting of the Fund, to be held at the offices of Fortis Advisers, Inc. ("Advisers"), 500 Bielenberg Drive, Woodbury, Minnesota, on Thursday, August 17, 2000, at 10:00 a.m. and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND.

                                             KEEP THIS PORTION FOR YOUR RECORDS.

      --------------------------------------------------------------------
FORTIS GROWTH FUND, INC.                    DETACH AND RETURN THIS PORTION ONLY.

1.   TO SET THE NUMBER OF DIRECTORS AT ELEVEN AND TO ELECT THE FOLLOWING
     NOMINEES:
     01) R.W. CUTTING, 02) A.R. FREEDMAN, 03) R.M. GAVIN, 04) J.L. KING, 05) D.C. KOPPERUD, 06) P.O. PETERSON 07)R.L. PRINCE, 08) L.J. SANTOW, 09) L.W. SENBET 10) N.F. SCHENKER, 11) J.M. WIKLER. TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S) WRITE THAT NOMINEE(S) NUMBER ON THE LINE PROVIDED BELOW.

VOTE ON DIRECTORS

          FOR      OR      WITH-       OR      FOR
          ALL              HOLD                ALL
                           ALL               EXCEPT
          [_]              [_]                 [_]


2. TO APPROVE THE ELIMINATION OR MODIFICATION OF CERTAIN INVESTMENT POLICIES. TO VOTE AGAINST OR ABSTAIN FROM VOTING ON ONE OR MORE SPECIFIC POLICIES, WRITE THE LETTERS FOR THOSE POLICIES ON THE LINE BELOW.


     A. Borrowing/senior securities        F. Lending
     B. Industry concentration             G. Pledging assets
     C. Underwriting of securities         H. Margin purchases and short sales
     D. Real estate                        I. Restricted securities
     E. Commodities                        J. Options transactions

If you wish to vote against or abstain on a particular investment policy, write the letter of the policy on the line below. For each policy listed, tell us whether you are voting against or abstaining from voting on the policy.


------------------------------------------------------------------------------

VOTE ON PROPOSALS

          FOR              AGAINST              ABSTAIN
          ALL                ALL                  ALL
          [_]                [_]                  [_]

                        FOR ALL EXCEPT
                          AS LISTED
                             [_]


3. PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.


VOTE ON PUBLIC ACCOUNTANT

          FOR               AGAINST              ABSTAIN
          [_]                 [_]                  [_]





----------------------------------     -------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date


----------------------------------     -------------------------
Signature (JOINT OWNERS)               Date